Exhibit 10.245

Counterpart to Registration Rights Agreement
March 20, 2015
Each of the undersigned hereby absolutely, unconditionally and irrevocably agrees as a Guarantor, as defined in the Registration Rights Agreement, dated May 6, 2014 by and among Endo Finance LLC, a Delaware limited liability company and Endo Finco Inc., a Delaware corporation, the Guarantors party thereto, RBC Capital Markets, LLC and Deutsche Bank Securities Inc., relating to the 7.25% Senior Notes due 2022, to be bound by the terms and provisions of such Registration Rights Agreement.

Exhibit 10.245

IN WITNESS WHEREOF, each of the undersigned has executed this counterpart as of the date first written above.

APHRODITE WOMEN’S HEALTH, LLC
as a Guaranteeing Subsidiary

By:	AMERICAN MEDICAL SYSTEMS
HOLDINGS, INC., its manager

By:	/s/ Deanna Voss
Name:	Deanna Voss
Title:	Assistant Secretary

ENDO VENTURES CYPRUS LIMITED
as a Guaranteeing Subsidiary

By:	/s/ Orla Dunlea
Name:	Orla Dunlea
Title:	Director

[Signature Page to Registration Rights Agreement Counterpart - 7.25% Senior Notes due 2022]